Exhibit 99.1

 Investor Presentation Growth Oriented. Community Driven. Trusted and Respected. November 2019

Forward Looking Statements Certain statements herein constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act and are intended to be covered by the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such statements may be identified by words such as “believes,” “will,” “would,” “expects,” “project,” “may,” “could,” “developments,” “strategic,” “launching,” “opportunities,” “anticipates,” “estimates,” “intends,” “plans,” “targets” and similar expressions. These statements are based upon the current beliefs and expectations of the Company’s management and are subject to significant risks and uncertainties. Actual results may differ materially from those set forth in the forward-looking statements as a result of numerous factors. Factors that could cause such differences to exist include, but are not limited to, the Company’s ability to achieve the synergies and value creation contemplated by the Coastway acquisition; adverse conditions in the capital and debt markets and the impact of such conditions on the Company’s business activities; changes in interest rates; competitive pressures from other financial institutions; the effects of general economic conditions on a national basis or in the local markets in which the Company operates, including changes that adversely affect borrowers’ ability to service and repay the Company’s loans; changes in the value of securities in the Company’s investment portfolio; changes in loan default and charge-off rates; fluctuations in real estate values; the adequacy of loan loss reserves; decreases in deposit levels necessitating increased borrowing to fund loans and investments; operational risks including, but not limited to, cybersecurity, fraud and natural disasters; changes in government regulation; changes in accounting standards and practices; the risk that goodwill and intangibles recorded in the Company’s financial statements will become impaired; demand for loans in the Company’s market area; the Company’s ability to attract and maintain deposits; risks related to the implementation of acquisitions, dispositions, and restructurings; the risk that the Company may not be successful in the implementation of its business strategy; changes in assumptions used in making such forward-looking statements and the risk factors described in the Annual Report on Form 10-K and Quarterly Reports on Form 10-Q as filed with the Securities and Exchange Commission (the “SEC”), which are available at the SEC’s website, www.sec.gov. Should one or more of these risks materialize or should underlying beliefs or assumptions prove incorrect, HarborOne Bancorp, Inc.’s actual results could differ materially from those discussed. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this release. The Company disclaims any obligation to publicly update or revise any forward-looking statements to reflect changes in underlying assumptions or factors, new information, future events or other changes, except as required by law. 2 2

A Unique New England Banking Franchise HarborOne Bancorp, Inc. is a bank holding company and the parent of HarborOne Bank, the largest state-chartered co-operative bank in New England. HarborOne Bank is headquartered in Brockton, MA with 24 full-service branches and 1 commercial lending office in each of Boston and Providence. HarborOne is a recognized leader in financial and personal enrichment education and innovation through HarborOne U. HarborOne Mortgage, LLC (“HarborOne Mortgage”) is a wholly owned subsidiary of the Bank with over 30 offices in Massachusetts, Rhode Island, New Hampshire, Maine, and New Jersey Total Assets: $3.9 Billion Total Deposits: $2.9 Billion 3 Market Capitalization:$596 Million (as of 9/30/19) Total Loans:$3.1 Billion Company Highlights Exchange / Ticker:NASDAQ / HONE

Executing the Vision…The Successful Transition Commercial Bank From Credit Union to a 2015 2016 Oct ‘18 Aug ‘19Nov ‘19 1917 2013 2017 Jan ‘18 Mar ‘18 Apr ‘18 2004 Brockton Credit Union HarborOne Bank Minority Stock Offering Acquired Cumberland Mortgage HarborOne Mortgage Name Change Second Step Capital Raise HarborOne Credit Union Acquired Merrimack Mortgage Announced Share Repurchase Program Announced Coastway Acquisition Closed Coastway Acquisition Open Boston Branch / Expand Boston LPO Key Accomplishments: • • • • • • • Built a robust commercial lending engine…from $100MM to $1.5B in 6 years Maintained strong asset quality Grown a regional mortgage lending business and fee generator Comparable consumer technology suite to key competitors Expanded deposit funding source through de novo branches and acquisition $304MM in new capital to fuel growth and insulate in economic downturn When we say it, we do it 4

Committed to the Fundamentals Focused on organic growth Ongoing balance sheet transformation to achieve margin stability Lower cost deposit drivers with focus on commercial and small business funding sources We win with our people: investments in training, talent acquisition, and retention Fee growth platforms via commercial, mortgage, cash management Seasoned and aligned management team and Board that drive results Courage to exit legacy lines of business that don’t align with our strategy Maintain our commitment to being an outstanding community leader - Community is in our DNA, from our Foundation contributions to our Caring Crew volunteer programs Will only consider M&A with a financially attractive opportunity that ensures minimal TBV dilution • • • • • • • • • 5

Key Priorities Next 12 Months • • Disciplined deployment of capital Continuation of profitable commercial loan growth (CRE, C&I, small business) Driving low cost funding through the expansion of new markets (de novo branches) and focus on customer relationships and household growth Grow Boston: commercial, small business, retail, mortgage Invest in our people through leadership and management training Invest in brand building in the Rhode Island and Boston markets Extend our successful Rhode Island SBA model into Massachusetts Expand residential loan offices in Massachusetts and New Jersey Expand and extend our HarborOne U small business education programming via digital channels • • • • • • • 6 6

Key Performance Metrics $3,949 $3,112 $2,986 $1,665 $1,606 $2,041 $1,955 2013 2014 2015 2016 2017 2018 9/30/19 2013 2014 2015 2016 2017 2018 9/30/19 3.22% 3.16% $88,930 3.04% 2.85% 2.61% $60,995 2.37% 2.39% $45,201 $43,600 2013 2014 2015 2016 2017 2018 9/30/19 2013 2014 2015 2016 2017 2018 9/30/19 7 $74,348 $80,728 $52,225 Net Interest Income ($m) Net Interest Margin on FTE Basis (Q3) $2,195 $1,999 $1,743 $3,653 $2,685 $2,448 $2,164 Total Loans ($mm) Total Assets ($mm)

Strong Capital Position 25.0% 21.1% 20.0% 16.2% 16.2% 15.0% 11.8% 10.0% 5.0% 0.0% 2016 2017 2018 2019 Common equity Tier 1 to risk-weighted assets Tier 1 capital to risk-weighted assetsTotal capital to risk-weighted assets Tier 1 capital to average assets 8 8 16.2% 19.1% 19.1% 17.0% 16.0% 15.1% 15.1% 12.5% 13.2% 9.9% 9.9% 8.2%

Loan Mix 14% 36% Residential Commercial Consumer Residential Commercial 58% Consumer 50% Doubled total loan balances while transforming the balance sheet and maintaining strong credit quality 9 Total Loans September 2019 $3.1B Total Loans December 2013 $1.6B

Asset Quality Strong asset quality is driven by core competencies in both credit and collections discipline 2.0% 0.25% 0.20% 0.20% 1.5% 0.15% 1.0% 0.10% 0.5% 0.05% 0.0% 20132014 2015 2016 2017 2018 9/30/19 0.00% 2014 2015 2016 2017 2018 2019 Residential Commercial Consumer Total Repossessed 10 10 0.09% 0.07% 0.05% 0.04% 0.05% Net Charge Offs To Avg. Loans Nonperforming Assets to Total Assets

Commercial Lending Momentum Tota$l:1$,514,8548 2013 2014 2015 2016 2017 2018 19-Sep Construction Commercial Commercial Real Estate 11 $1,088 $934 $655 $496 $299 $277 $110 Tot$a0l8:$7 87 $142 $162 $161 $101 $117 $47 $44 $64 $265 $70 ($mm)

Diversification Commercial Real Estate Commercial Construction Administrative and Support and Waste Management and Remediation Service 5% Wholesale trade 5% Transportation and Warehousing Accomodation and Food Services 6% 1% Retail Trade 4% Apartment Building 11% Utilitie 6% Retail 17% Apartment Building 51% Construction Flex 9% Other 13% Healthcare 8% Hotel 14% Other 18% RE Rental &Leasing 28% Manufacturi g 8% Land development 15% Other 20% Industrial 16% Mining 2% Office 15% Office 2% Hotel 16% Industrial 3% 12

Retail Banking Launched concept branch with relationship banker model – Stoughton, MA(Q1 2019) & Boston (Q4 2019); Stoughton has exceeded deposit goal ($15MM YTD 9/30/19 vs. $14MM full year goal) Bancography helping us identify new locations, with model that provides for 800 – 2,000 s.f. site options based on opportunity Refined leadership model and goal structure to deliver on customer acquisition and relationship building resulting in YTD growth as of 9/30/19 of $239MM, 12% annualized growth rate Successfully integrated RI Acquisition, aligning functionality and routines Talent management routines focus on promoting internal talent while also recruiting high performing market talent Integrating technology as a fast follower to improve staffing efficiency and customer experience 13

Deposits Successful business deposit acquisition $90MM+ YTD 9/30/19 RI deposits +$21.3MM (4.9%*) since the close of the Coastway acquisition October ‘18 Government deposits have grown from $22 million at 12/31/13 to $298 million at 9/30/19 • • • $2,924 $1,414 *Excludes brokered deposits as of Oct ‘18 14 Total Deposits ($mm)

Retail Network MA June 2019 FDIC Data 15 MA Market Share Market 2018 2019 Brockton 55.38% 57.64% Easton 19.60% 21.44% Abington 26.12% 27.20% Bridgewater 16.99% 17.84% Middleboro 20.85% 21.20% Canton 18.89% 20.87% Randolph 17.21% 16.46% Attleboro 7.09% 8.15% Plymouth 10.25% 12.60% Raynham 11.27% 11.79% Mansfield 8.27% 10.50% Stoughton n/a 1.01%

Retail Network RI June 2019 FDIC Data 16 RI Market Share Market 2019 Lincoln 18.03% Warwick / West Warwick 6.80% East Providence 5.60% Cranston 3.52% East / West Greenwich 3.94% Providence / N. Providence 0.54%

• Experienced management team • 102 loan originators across 5 states (MA/NH/ME/RI/NJ) that also support limited business in FL, NY, CT, VT • Exceeded $1B in originations October YTD • RI remains top performing market for originations (11% of total) • 65%/35% purchase to refi split YTD; rate environment drove 45%/55% split in September • Disciplined and flexible sales structure to match market expansion and contraction • Rolling out new Bank product cross-sell programs in ‘20 • Reliable feeder for Bank balance sheet growth based on ALCO needs 17

Enriching Lives Through Education • One of the country’s first centers devoted to financial education, life and career management services and small business assistance Key component of our CRA and community relations strategy Award winning programming and leadership Served 15,000 customers driving $150MM in deposits & loans over the last 12 years Three campuses in MA & RI (at branch locations with training facilities) Pursuing digital expansion strategy in ’20 Key component of our Outstanding CRA rating • • • • • • 18

Recent Recognition Jim Blake, CEO Maureen Wilkinson, VP HarborOne U 19 19

Why HarborOne?

Value

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$4B commercial bank in attractive New England market

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Recognize value in dividend and stock buy-back subject to Board approval and regulatory requirements

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“Valuation is compelling. At the current price, HONE shares are trading right at TBV…peers are trading at about 1.3x TBV…” Sandler O’Neil 9/9/19

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“At current levels this is a must-own stock: a clean, $4B-asset bank serving the Boston MSA, trading at 100% of tangible book, trading at IPO price, and trading substantially discounted on a P/TB basis relative to peers...” Compass Point 10/18/19

Leadership

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Proven ability to successfully deploy capital

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Six year track record of strategic growth since charter change to a bank…we know how to do it, why to do it, when to do it, and we do what we say we’ll do

Well Capitalized

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Successful second step capital raise enables disciplined growth and insulation from economic downtown

Respected & Trusted

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Strong community ties and unparalledcommunity programs, e.g., HarborOneU and OneCommunityScholarship

A Company Built On Service. Community. Integrity. “Our vision for the future is disciplined growth. commitment to our customers, colleagues, the Our communities that we serve, and our shareholders is to be the very best that we can be, everyday. We embrace the challenges and opportunities that lie ahead, and we are steadfast in our focus to build an exceptional company.” -James W. Blake 21